                           SETTLEMENT AGREEMENT

          THIS SETTLEMENT AGREEMENT is made as of the 31st day of July, 1995, by and among DESERT VALLEY--204, LTD., an Oregon limited partnership having an office c/o Randall Realty Corp., 9500 SW Barbur Boulevard, Suite 300, Portland, Oregon 97219 ("Desert Valley"), DESERT SANDS APTS.--148, LTD., an Oregon limited partnership having an office c/o Randall Realty Corp., 9500 SW Barbur Boulevard, Suite 300, Portland, Oregon 97219 ("Desert Sands"), LOVERIDGE-148, LTD., an Oregon limited partnership having an office c/o Randall Realty Corp., 9500 SW Barbur Boulevard, Suite 300, Portland, Oregon 97219 ("Loveridge"), SUMMIT TAX EXEMPT L.P. II, a Delaware limited partnership having an office c/o Related Capital Company, 625 Madison Avenue, New York, New York 10022-1801 ("Summit II"), SUMMIT TAX EXEMPT L.P. III, a Delaware limited partnership having an office c/o Related Capital Company, 625 Madison Avenue, New York, New York 10022-1801 ("Summit III"), RANDALL REALTY CORP., an Oregon corporation having an office at 9500 SW Barbur Boulevard, Suite 300, Portland, Oregon 97219 (the "Corporation"), ROBERT D. RANDALL, an individual having an office c/o Randall Realty Corp., 9500 SW Barbur Boulevard, Suite 300, Portland, Oregon 97219 ("Randall") and CTL MANAGEMENT, INC., an Oregon corporation having an office at 9498 SW Barbur Boulevard, Suite 200, Portland, Oregon 97219 ("CTL Management"). Desert Valley, Desert Sands and Loveridge may hereinafter be referred to, individually, as a "Borrower" and, collectively, as the "Borrowers". Summit II and Summit III may hereinafter be referred to, individually, as a "Summit Entity" and, collectively, as the "Summit Entities".

                                 RECITALS:

          A. Desert Valley is the owner and holder of fee title in certain premises located in the City of Lancaster, County of Los Angeles, State of California, which premises are commonly known as Sunset Village Apartments and are more particularly described in Exhibit A attached hereto (such premises, together with the improvements located thereon, are hereinafter referred to as the "Desert Valley Property").

          B.   Pursuant to a certain Indenture of Trust (the
"Desert Valley Indenture") dated as of March 1, 1988 from

Lancaster Redevelopment Agency ("Issuer") to The Bank of California, N.A., predecessor in interest to First Trust California, as trustee ("Trustee"), Issuer issued certain Multifamily Housing Revenue Refunding Bonds (Sunset Village Project) 1988 Series A (the "Desert Valley Bonds") in the aggregate principal amount of $11,375,000, the proceeds of which were used to fund a certain mortgage loan (the "Desert Valley Loan"), in the original principal amount of $11,375,000, made by Issuer as of March 1, 1988 to Desert Valley.

          C. The Desert Valley Loan was made pursuant to a certain Loan Agreement dated as of March 1, 1988 among Desert Valley, Issuer and Trustee (the "Desert Valley Loan Agreement"), is evidenced by a promissory note (the "Desert Valley Note") executed by Desert Valley, and is secured by a Construction Trust Deed, Security Agreement, Assignment of Rents and Fixture Filing dated as of March 1, 1988 (the "Desert Valley Deed of Trust"), covering the Desert Valley Property, and various other loan documents described in the Desert Valley Loan Agreement (collectively, the "Desert Valley Loan Documents"). Reference is also made to a certain letter agreement dated July 10, 1992 between Desert Valley and Summit III, which letter agreement hereby constitutes one of the Desert Valley Loan Documents.

          D. Pursuant to the Desert Valley Indenture, and with the consent of Desert Valley, the Desert Valley Loan Agreement, the Desert Valley Note, the Desert Valley Deed of Trust, certain other documents and property and all payments to be made by Desert Valley under the Desert Valley Loan Agreement (except certain specified payments) were assigned by Issuer to the Trustee as security for the Desert Valley Bonds.

          E. All of the Desert Valley Bonds issued pursuant to the Desert Valley Indenture are owned and held by Summit III.

          F. In accordance with Section 7.02(a) of the Desert Valley Indenture, as the single owner of the Desert Valley Bonds, Summit III is the "Acting Party", and has the sole authority to take actions in respect of any "Event of Default" under the Desert Valley Indenture and has the right to exercise certain remedies under the Desert Valley Loan Agreement.
                                -2-

          G. By letter dated as of May 18, 1995, Desert Valley acknowledged and agreed that an "Event of Default" (as defined in the Desert Valley Loan Documents has occurred under the Desert Valley Loan Documents by reason of the failure of Desert Valley to pay the full amount of Base Interest (as defined in the Desert Valley Loan Documents) when due.

          H.   As a result of the default under the Desert Valley
Loan Documents, Summit III is entitled to declare the obligations of Desert Valley under the Desert Valley Loan Documents to be immediately due and payable.

          I. Desert Valley has acknowledged that it will not be able to make the payments due under the Desert Valley Note and therefore will not be able to cure the existing defaults under the Desert Valley Loan Documents.

          J. Desert Valley has requested that Summit III release Desert Valley from the obligation to repay the Desert Valley Loan and from all other obligations arising under the Desert Valley Loan Documents following the transfer of the Desert Valley Property to Sunset Creek/Village Investors, Inc., a Delaware corporation ("Sunset Creek"), a nominee, assignee or designee of Summit III.

          K. Summit III is willing to release Desert Valley from the obligation to repay the Desert Valley Loan and from all other obligations arising under the Desert Valley Loan Documents following the transfer of the Desert Valley Property to Sunset Creek, a nominee, assignee or designee of Summit III.

          L. Desert Sands is the owner and holder of fee title in certain premises located in the City of Lancaster, County of Los Angeles, State of California, which premises are commonly known as Sunset Creek Apartments and are more particularly described in Exhibit B attached hereto (such premises, together with the improvements located thereon, are hereinafter referred to as the "Desert Creek Property").

          M. Pursuant to a certain Indenture of Trust (the "Desert Sands Indenture") dated as of March 1, 1988 from Issuer to Trustee, pursuant to which Issuer issued certain Multifamily Housing Revenue Refunding Bonds (Sunset Creek Project) 1988
                                -3-

Series B (the "Desert Sands Bonds") in the aggregate principal amount of $8,275,000, the proceeds of which were used to fund a certain mortgage loan (the "Desert Sands Loan"), in the original principal amount of $8,275,000, made by Issuer as of March 1, 1988 to Desert Sands.

          N. The Desert Sands Loan was made pursuant to a certain Loan Agreement dated as of March 1, 1988 among Desert Sands, Issuer and Trustee (the "Desert Sands Loan Agreement"), is evidenced by a promissory note (the "Desert Sands Note") executed by Desert Sands, and is secured by a Construction Trust Deed, Security Agreement, Assignment of Rents and Fixture Filing dated as of March 1, 1988 (the "Desert Sands Deed of Trust"), covering the Desert Sands Property, and various other loan documents described in the Desert Sands Loan Agreement (collectively, the "Desert Sands Loan Documents"). Reference is also made to a certain letter agreement dated July 10, 1992 between Desert Sands and Summit III, which letter agreement hereby constitutes one of the Desert Sands Loan Documents.

          O. Pursuant to the Desert Sands Indenture, and with the consent of Desert Sands, the Desert Sands Loan Agreement, the Desert Sands Note, the Desert Sands Deed of Trust, certain other documents and property and all payments to be made by Desert Sands under the Desert Sands Loan Agreement (except certain specified payments) were assigned by Issuer to the Trustee as security for the Desert Sands Bonds.

          P. All of the Desert Sands Bonds issued pursuant to the Desert Sands Indenture are owned and held by Summit III.

          Q. In accordance with Section 7.02(a) of the Desert Sands Indenture, as the single owner of the Desert Sands Bonds, Summit III is the "Acting Party", and has the sole authority to take actions in respect of any "Event of Default" under the Desert Sands Indenture and has the right to exercise certain remedies under the Desert Sands Loan Agreement.

          R. By letter dated as of May 18, 1995, Desert Sands acknowledged and agreed that an "Event of Default" (as defined in the Desert Sands Loan Documents has occurred under the Desert Sands Loan Documents by reason of the failure of Desert Sands to pay the full amount of Base Interest (as defined in the Desert Sands Loan Documents) when due.

          S.   As a result of the default under the Desert Sands
Loan Documents, Summit III is entitled to declare the obligations of Desert Sands under the Desert Sands Loan Documents to be immediately due and payable.

          T. Desert Sands has acknowledged that it will not be able to make the payments due under the Desert Sands Note and therefore will not be able to cure the existing defaults under the Desert Sands Loan Documents.

          U. Desert Sands has requested that Summit III release Desert Sands from the obligation to repay the Desert Sands Loan and from all other obligations arising under the Desert Sands Loan Documents following the transfer of the Desert Sands Property to Sunset Creek, a nominee, assignee or designee of Summit III.

          V. Summit III is willing to release Desert Sands from the obligation to repay the Desert Sands Loan and from all other obligations arising under the Desert Sands Loan Documents following the transfer of the Desert Sands Property to Sunset
Creek, a nominee, assignee or designee of Summit III.

          W. Loveridge is the owner and holder of fee title in certain premises located in the City of Pittsburg, County of Contra Costa, State of California, which premises are commonly known as Loveridge Terrace Apartments and are more particularly described in Exhibit C attached hereto (such premises, together with the improvements located thereon, are hereinafter referred to as the "Loveridge Property", and together with the Desert Valley Property and the Desert Sands Property, the "Properties").

          X. Pursuant to a certain Indenture of Trust (the "Loveridge Indenture") dated as of November 1, 1986 from the Redevelopment Agency of the City of Pittsburg ("Loveridge Issuer") to Trustee, pursuant to which Loveridge Issuer issued certain Multifamily Housing Revenue Bonds (Loveridge Apartments Project) 1986 (the "Loveridge Bonds") in the aggregate principal amount of $8,550,000, the proceeds of which were used to fund a certain mortgage loan (the "Loveridge Loan", and together with the Desert Valley Loan and the Desert Sands Loan, the "Loans"), in the original principal amount of $8,550,000, made by Loveridge Issuer as of November 1, 1986 to Loveridge.

          Y. The Loveridge Loan was made pursuant to a certain Loan Agreement dated as of November 1, 1986 among Loveridge, Loveridge Issuer and Trustee (the "Loveridge Loan Agreement"), is evidenced by a promissory note (the "Loveridge Note") executed by Loveridge, and is secured by a Construction Trust Deed, Security Agreement, Assignment of Rents and Fixture Filing dated as of November 1, 1986 (the "Loveridge Deed of Trust"), covering the Loveridge Property, and various other loan documents described in the Loveridge Loan Agreement (collectively, the "Loveridge Loan Documents", and together with the Desert Valley Loan Documents and the Desert Sands Loan Documents, the "Loan Documents").

          Z. Pursuant to the Loveridge Indenture, and with the consent of Loveridge, the Loveridge Loan Agreement, the Loveridge Note, the Loveridge Deed of Trust, certain other documents and property and all payments to be made by Loveridge under the Loveridge Loan Agreement (except certain specified payments) were assigned by Loveridge Issuer to the Trustee as security for the Loveridge Bonds.

          AA. All of the Loveridge Bonds issued pursuant to the Loveridge Indenture are owned and held by Summit II.

          AB. In accordance with Section 7.02(a) of the Loveridge Indenture, as the single owner of the Loveridge Bonds, Summit II is the "Acting Party", and has the sole authority to take actions in respect of any "Event of Default" under the Loveridge Indenture and has the right to exercise certain remedies under the Loveridge Loan Agreement.

          AC. By letter dated as of May 18, 1995, Loveridge acknowledged and agreed that an "Event of Default" (as defined in the Loveridge Loan Documents has occurred under the Loveridge Loan Documents by reason of the failure of Loveridge to pay the full amount of Base Interest (as defined in the Loveridge Loan Documents) when due.

          AD.  As a result of the default under the Loveridge
Loan Documents, Summit II is entitled to declare the obligations of Loveridge under the Loveridge Loan Documents to be immediately due and payable.

          AE. Loveridge has acknowledged that it will not be able to make the payments due under the Loveridge Note and therefore will not be able to cure the existing defaults under the Loveridge Loan Documents.

          AF. Loveridge has requested that Summit II release Loveridge from the obligation to repay the Loveridge Loan and from all other obligations arising under the Loveridge Loan Documents following the transfer of the Loveridge Property to Loveridge Project Investors, Inc., a Delaware Corporation ("Loveridge Investors"), a nominee, assignee or designee of Summit II.

          AG. Summit II is willing to release Loveridge from the obligation to repay the Loveridge Loan and from all other obligations arising under the Loveridge Loan Documents following the transfer of the Loveridge Property to Loveridge Investors, a nominee, assignee or designee of Summit II.

          NOW, THEREFORE, in light of the foregoing facts and in consideration of the respective undertakings of the parties hereto, it is hereby agreed as follows:

          1.   Acknowledgments of Borrowers, Corporation and
Randall. (a) Each of Desert Valley, the Corporation and Randall acknowledges that:

          (i) the Desert Valley Loan Documents are in full force and effect and are valid and enforceable in accordance with their terms against Desert Valley;

           (ii) pursuant to the Desert Valley Loan Documents, Summit III has a valid and perfected first lien and security interest in and to the Desert Valley Property and the other property secured under the Desert Valley Deed of Trust, the Desert Valley Indenture and the other Desert Valley Loan Documents;

          (iii) pursuant to the Desert Valley Loan Documents, Summit III has a first priority, fully perfected security interest in all rents, issues, profits, rent equivalent income, hotel receipts, security deposits and any other revenues, income or proceeds of any nature whatsoever generated by, arising from or otherwise related to the Desert Valley Property and any other payments covered by any assignment of rents that has been executed and delivered by Desert Valley to Summit III as security for its obligations under the Desert Valley Loan Documents (collectively, "Desert Valley Rents");

           (iv) an event of default has occurred under the terms of the Desert Valley Loan Documents, and Desert Valley is unable to cure such event of default;

          (v) each of Summit III and Issuer has fully complied with its obligations under the Desert Valley Loan Documents, and Desert Valley does not have any defenses, offsets or claims of any kind or nature with respect to Desert Valley's obligations under the Desert Valley Loan Documents which would in any manner limit, diminish or eliminate any of the rights or remedies of Summit III or Issuer under the Desert Valley Loan Documents and that to the extent that any such defenses, claims or offsets exist as of the date these acknowledgments are made, they are hereby waived and released.

Desert Valley, based on the above acknowledgments, hereby waives
(x) any and all rights to receive any notice of default under the Desert Valley Note, the Desert Valley Deed of Trust or the other Desert Valley Loan Documents relating to the Desert Valley Loan with respect to any events of default currently existing or hereinafter arising under the Desert Valley Loan Documents, and
(y) any and all rights to cure such events of default.

          (b) Each of Desert Sands, the Corporation and Randall acknowledges that:

          (i) the Desert Sands Loan Documents are in full force and effect and are valid and enforceable in accordance with their terms against Desert Sands;

           (ii) pursuant to the Desert Sands Loan Documents, Summit III has a valid and perfected first lien and security interest in and to the Desert Sands Property and the other property secured under the Desert Sands Deed of Trust, the Desert Sands Indenture and the other Desert Sands Loan Documents;

          (iii) pursuant to the Desert Sands Loan Documents, Summit III has a first priority, fully perfected security interest in all rents, issues, profits, rent equivalent income, hotel receipts, security deposits and any other revenues, income or proceeds of any nature whatsoever generated by, arising from or otherwise related to the Desert Sands Property and any other payments covered by any assignment of rents that has been executed and delivered by Desert Sands to Summit III as security for its obligations under the Desert Sands Loan Documents (collectively, "Desert Sands Rents");

           (iv) an event of default has occurred under the terms of the Desert Sands Loan Documents, and Desert Sands is unable to cure such event of default;

          (v) each of Summit III and Issuer has fully complied with its obligations under the Desert Sands Loan Documents, and Desert Sands does not have any defenses, offsets or claims of any kind or nature with respect to Desert Sands' obligations under the Desert Sands Loan Documents which would in any manner limit, diminish or eliminate any of the rights or remedies of Summit III or Issuer under the Desert Sands Loan Documents and that to the extent that any such defenses, claims or offsets exist as of the date these acknowledgments are made, they are hereby waived and released.

Desert Sands, based on the above acknowledgments, hereby waives
(x) any and all rights to receive any notice of default under the Desert Sands Note, the Desert Sands Deed of Trust or the other Desert Sands Loan Documents relating to the Desert Sands Loan with respect to any events of default currently existing or hereinafter arising under the Desert Sands Loan Documents, and
(y) any and all rights to cure such events of default.

          (c) Each of Loveridge, the Corporation and Randall acknowledges that:

          (i) the Loveridge Loan Documents are in full force and effect and are valid and enforceable in accordance with their terms against Loveridge;

           (ii) pursuant to the Loveridge Loan Documents, Summit II has a valid and perfected first lien and security interest in and to the Loveridge Property and the other property secured under the Loveridge Deed of Trust, the Loveridge Indenture and the other Loveridge Loan Documents;

          (iii) pursuant to the Loveridge Loan Documents, Summit II has a first priority, fully perfected security interest in all rents, issues, profits, rent equivalent income, hotel receipts, security deposits and any other revenues, income or proceeds of any nature whatsoever generated by, arising from or otherwise related to the Loveridge Property and any other payments covered by any assignment of rents that has been executed and delivered by Loveridge to Summit II as security for its obligations under the Loveridge Loan
     Documents (collectively, "Loveridge Rents");

           (iv) an event of default has occurred under the terms of the Loveridge Loan Documents, and Loveridge is unable to cure such event of default;

          (v) each of Summit II and Loveridge Issuer has fully complied with its obligations under the Loveridge Loan Documents, and Loveridge does not have any defenses, offsets or claims of any kind or nature with respect to Loveridge's obligations under the Loveridge Loan Documents which would in any manner limit, diminish or eliminate any of the rights or remedies of Summit II or Loveridge Issuer under the Loveridge Loan Documents and that to the extent that any such defenses, claims or offsets exist as of the date these acknowledgments are made, they are hereby waived and released.

Loveridge, based on the above acknowledgments, hereby waives (x) any and all rights to receive any notice of default under the Loveridge Note, the Loveridge Deed of Trust or the other Loveridge Loan Documents relating to the Loveridge Loan with respect to any events of default currently existing or hereinafter arising under the Loveridge Loan Documents, and (y) any and all rights to cure such events of default.

          2.   Transfer of the Desert Valley Property, the Desert
Sands Property and the Loveridge Property (collectively, the
"1995 Properties").

          (a) Transfer of Desert Valley Property. Desert Valley acknowledges and agrees that Summit III has the absolute and unconditional right to declare the Desert Valley Loan immediately due and payable as a result of the occurrence of a default under the Desert Valley Loan Documents, and that no such right or remedy, and no such default, has been waived in any respect by Summit III. Desert Valley acknowledges and agrees that Summit III is required to seek to enforce the rights and remedies of Summit III and Issuer under the Desert Valley Loan Documents in order to protect its interests in the Desert Valley Property. In order to induce Summit III not to accelerate the Desert Valley Loan and pursue the remedies available to it and Issuer against Desert Valley under the Desert Valley Loan Documents, or under any other applicable law, rule or regulation (or in equity), Desert Valley has simultaneously with the execution and delivery of this Agreement transferred to Sunset Creek, a nominee, assignee or designee of Summit III, all right, title and interest of Desert Valley in the Desert Valley Property, subject to the Desert Valley Note, the Desert Valley Deed of Trust and the other Desert Valley Loan Documents, by executing and delivering to Sunset Creek a grant deed (the "Desert Valley Deed") and certain other transfer documents (the "Desert Valley Transfer Documents"); it hereby being understood and agreed that the provisions of this Agreement shall have no force or effect unless and until the Desert Valley Deed has been properly recorded in the appropriate recording office.

          (b) Transfer of Desert Sands Property. Desert Sands acknowledges and agrees that Summit III has the absolute and unconditional right to declare the Desert Sands Loan immediately due and payable as a result of the occurrence of a default under the Desert Sands Loan Documents, and that no such right or remedy, and no such default, has been waived in any respect by Summit III. Desert Sands acknowledges and agrees that Summit III is required to seek to enforce the rights and remedies of Summit III and Issuer under the Desert Sands Loan Documents in order to protect its interests in the Desert Sands Property. In order to induce Summit III not to accelerate the Desert Sands Loan and pursue the remedies available to it and Issuer against Desert Sands under the Desert Sands Loan Documents, or under any other applicable law, rule or regulation (or in equity), Desert Sands has simultaneously with the execution and delivery of this Agreement transferred to Sunset Creek, a nominee, assignee or designee of Summit III, all right, title and interest of Desert Sands in the Desert Sands Property, subject to the Desert Sands Note, the Desert Sands Deed of Trust and the other Desert Sands Loan Documents, by executing and delivering to Sunset Creek a grant deed (the "Desert Sands Deed" and certain other transfer documents (the "Desert Sands Transfer Documents"); it hereby being understood and agreed that the provisions of this Agreement shall have no force or effect unless and until the Desert Sands Deed has been properly recorded in the appropriate recording office.

          (c) Transfer of Loveridge Property. Loveridge acknowledges and agrees that Summit II has the absolute and unconditional right to declare the Loveridge Loan immediately due and payable as a result of the occurrence of a default under the Loveridge Loan Documents, and that no such right or remedy, and no such default, has been waived in any respect by Summit II. Loveridge acknowledges and agrees that Summit II is required to seek to enforce the rights and remedies of Summit II and Loveridge Issuer under the Loveridge Loan Documents in order to protect its interests in the Loveridge Property. In order to induce Summit II not to accelerate the Loveridge Loan and pursue the remedies available to it and Loveridge Issuer against Loveridge under the Loveridge Loan Documents, or under any other applicable law, rule or regulation (or in equity), Loveridge has simultaneously with the execution and delivery of this Agreement transferred to Loveridge Investors, a nominee, assignee or designee of Summit II, all right, title and interest of Loveridge in the Loveridge Property, subject to the Loveridge Note, the Loveridge Deed of Trust and the other Loveridge Loan Documents, by executing and delivering to Loveridge Investors the grant deed (the "Loveridge Deed") and certain other transfer documents (the "Loveridge Transfer Documents"); it hereby being understood and agreed that the provisions of this Agreement shall have no force or effect unless and until the Loveridge Deed has been properly recorded in the appropriate recording office.

          (d) The parties hereto agree that, notwithstanding the Summit Entities' or their respective designee's acquisition of the Properties, the indebtedness evidenced by the Loan Documents shall not be cancelled and all of the Loan Documents shall remain in full force and effect after the transaction contemplated by this Agreement has been consummated but the Borrowers shall have no further liability therefor. The parties hereto further agree that the interest of the Summit Entities or their respective designee in the Properties after the Summit Entities or their respective assignee's, designee's or nominee's acquisition of the Properties, shall not merge with the interest of the Summit Entities in the Properties under the Loan Documents. It is the express intention of each of the parties hereto (and all of the conveyances provided for in this Agreement shall so recite) that such interest of the Summit Entities in the Properties shall not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interest in the Summit Entities at any time by purchase, termination or otherwise and that the respective liens of the Loan Documents on the Properties shall be and remains at all times a valid and continuous liens on the Properties.

          (e)  Transfer Taxes/Borrowers' Expenses.
Notwithstanding anything contained herein, each of Desert Valley, Desert Sands and Loveridge shall be solely responsible for the payment of any and all real estate transfer taxes or transfer gains taxes that may be imposed, assessed or collected in connection with the transfer of the Desert Valley Property, the Desert Sands Property or the Loveridge Property, respectively, and the transfer and recordation of the Desert Valley Deed, the Desert Sands Deed or the Loveridge Deed, respectively, it hereby being understood and agreed that such fees, costs and expenses shall be paid from a source other than the cash flow of the Desert Valley Property, the Desert Sands Property or the Loveridge Property.

          (f) Payment of Prior Expenses. As of the effective date of this Agreement, each Summit Entity agrees to be responsible for and pay, as, if and when due all reasonable amounts due under any service contract which service contracts are hereby being assumed by such Summit Entity with respect to the applicable 1995 Property (a list of such service contracts are annexed hereto as Schedule 1) but only to the extent such amounts (i) were incurred strictly in the ordinary course of business by the applicable Borrower, (ii) were incurred, and were first due and payable, on or after July 1, 1995, and (iii) would otherwise be the obligation of, and be payable by, the Borrower which previously owned such Property.

          (g) Management of Properties. As of the effective date of this Agreement: (i) all management and control of the Properties shall be transferred to Related Management Company ("New Manager"), as the agent of Summit II (in the case of the Loveridge Property) and Summit III (in the case of the Desert Valley Property and the Desert Sands Property) and (ii) CTL Management shall resign, or be terminated, as the managing and leasing agent for the Desert Valley Property, the Desert Sands Property and the Loveridge Property, it hereby being understood and agreed that CTL Management shall have no claim or recourse of any nature against the Desert Valley Property, the Desert Sands Property, the Loveridge Property, Summit II, Summit III or any nominees, assignees or designees of Summit II or Summit III. Simultaneously herewith, each of Desert Valley, Desert Sands, Loveridge, and CTL Management shall transfer to New Manager all cash and other funds arising from or relating to the Desert Valley Property, the Desert Sands Property and the Loveridge Property, respectively, attributable to prior or current periods, including, without limitation, all funds held by any of the Borrowers or CTL (with respect to the Properties) in any operating accounts, tax escrow accounts, insurance escrow accounts, reserve accounts, or any other accounts of any type or nature, and security deposits under leases in the aggregate amount of $35,884.45.

          (h) Further Assurances. Each of Desert Valley, Desert Sands and Loveridge hereby agrees to execute and deliver such other and further documents or instruments, including, without limitation, assignments and partnership authorizations, as may reasonably be requested by Summit II and Summit III, as applicable, to effectuate the transfer of title to the Desert Valley Property, the Desert Sands Property and the Loveridge Property in accordance with and as contemplated by this paragraph 2 of this Agreement.

          3. Conditions to Effectiveness of Agreement. The provisions of this Agreement shall not become effective unless and until each general partner and each limited partner in each of the Borrowers shall have given and delivered, irrevocably, its written consent to this Agreement and the transactions contemplated hereunder and in connection herewith.

          4.   Releases.

          (a) Simultaneously with the execution and delivery of this Agreement, and as a condition to the effectiveness of this
Agreement: (i) each of Desert Valley and Desert Sands shall have executed and delivered to Summit III a release (the "Summit III Releases"); and (ii) Loveridge shall have executed and delivered to Summit II a release (the "Summit II Release").

          (b) Simultaneously with the execution and delivery of this Agreement, and as a condition to the effectiveness of this
Agreement: (i) Summit II shall have executed and delivered to Loveridge a release (the "Loveridge Release"); and (ii) Summit III shall have executed and delivered to each of Desert Valley and Desert Sands a release (the "Desert Valley Release" and the "Desert Sand Release").

          5. Borrowers' Professional Fees. Borrower and Randall personally shall each be jointly and severally responsible for and liable for the payment of all "Professional Fees" incurred by or otherwise accrued against any of the Borrowers in connection with this Agreement and the transactions contemplated herein or relating thereto; provided, however, that each of the Borrowers shall have $5,000 of its Professional Fees reimbursed out of cash flow from its respective transferred property; provided, that Randall shall not be personally responsible for the payment of the professional fees, costs and expenses of any of the Summit Entities. For purposes of this paragraph 5, "Professional Fees" shall mean all fees, costs and expenses incurred in connection with this Settlement Agreement and the documents and instruments entered into in connection herewith by any attorney, accountant, financial consultant or other consultant or professional person. The parties acknowledge and consent to the fact that each Borrower has been reimbursed in the amount of $5,000 for its Professional Fees from the cash flow of its respective Property.

          6. Not a Novation. This Agreement, together with the other documents executed in connection with the transactions contemplated hereby is not intended to and shall not terminate or extinguish any of the indebtedness or obligations under the Desert Valley Loan Documents, the Desert Sands Loan Documents and the Loveridge Loan Documents and all other documents executed in connection with the transactions contemplated thereby in such a manner as would constitute a novation of the original indebted-ness or obligations under the Loan Documents, nor shall this Agreement affect or impair the priority of any liens created thereby, it being the intention of the parties hereto to carry forward all liens and security interests securing payment of the Desert Sands Note, the Desert Valley Note and the Loveridge Note.

          7. Further Assurances. Each of the Borrowers shall execute and deliver or cause to be executed and delivered such assignments, agreements and partnership authorizations as may be necessary or desirable to carry out the purposes of this Agreement.

          8.   WAIVER OF TRIAL BY JURY.  EACH BORROWER
IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN DOCUMENTS, THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION THEREWITH.

          9. Agreement Binding. This Agreement and all the covenants and agreements herein contained, shall be and are binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns except as expressly set forth herein.

          10. Construction of Agreement. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

          11. Waivers. Any Summit Entity may at any time and from time to time waive any one or more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

          12. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

          13. No Beneficiary. No person, party or entity shall under any circumstances have the right to assert that it is a third party beneficiary of this Agreement.

          14. Counterparts. It is understood and agreed that this Agreement may be executed in telecopied or original counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement, event though all of the parties hereto may not have executed the same counterpart of this Agreement.

          15. Modifications. This Agreement may only be modified, amended, changed, discharged or terminated by an agreement in writing signed by all of the parties to this Agreement.

          16. Full Authority. Each of the parties to this Agreement (and the undersigned representatives of such parties, if any) has full power and authority and legal right to execute this Agreement and to keep and observe all of the terms, covenants and provisions of this Agreement on the respective parts of such parties to be performed or observed.

          17. No Third Party Liability. Each of the Borrowers acknowledges and agrees that the mechanism established in this Agreement for the transfer of the Properties, and the participation of the Summit Entities in the process, is a legitimate and reasonable exercise of the applicable Summit Entity's rights and remedies as the principal secured creditor of the applicable Borrower. The Summit Entities' participation in this process (and pursuant to this Agreement) is as a secured creditor, and not as a co-owner, partner, joint venturer, operator, insider, control entity, employer in fact or law, or any other equity participant with any of the Borrowers. As such, no of the Summit Entities shall have no liability to any third party as co-owner, partner, joint venturer, operator, insider, control entity, employer in fact or law, or any other equity participant for exercising its rights under this Agreement as regards any of the Properties.

          18. Choice of Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of California.

          19. Advice of Counsel. Each of the Borrowers, Randall, the Corporation, CTL Management and each of the Summit Entities acknowledges that it (i) has had the opportunity to obtain advice of counsel of its own choosing in the negotiations for and preparation of this Agreement; (ii) has read the Agreement and has had the Agreement fully explained by such counsel, and is fully aware of its contents and legal effects;
(iii) has entered into this Agreement of its own free will and accord and without threats, coercion, fraud or duress of any kind and (iv) is not relying on any representation, statement or warranty of any party regarding this Agreement or the transactions contemplated hereby, except as set forth in this Agreement.

          20. Conveyance. The Borrowers agree that the conveyance of the Properties to the Summit Entities or their respective assignees, designees or nominees according to the terms of this Agreement is an absolute conveyance of all of their respective right, title and interest in and to the Property in fact as well as form and was not and is not now intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind, and that the consideration for such conveyance is as exactly as recited herein and that the Borrowers have no further interest (including right of redemption) or claims in and to the Properties or to the proceeds and profits which may be derived thereof, of any kind whatsoever.

          21. Summit Reliance. The Summit Entities acknowledge that they are relying solely on their own inspections, tests, audits, studies and investigations conducted in connection with, and on their own judgment with respect to, the acquisition of the Properties. The Summit Entities further acknowledge that (A) the Borrowers have made and are making no representations or warranties as to the accuracy or completeness of any third party reports or studies regarding the Properties or any of the tenants (except as specifically provided for herein), and (B) the Borrower Entities disclaim any representations or warranties regarding any matter with respect to the Properties, and (C) the Summit Entities shall accept the Properties in the condition in which they exist on the date the Properties are transferred to the Summit Entities or their nominee "AS IS" and "WHERE IS," with all faults (e.g., faults (latent or patent) discovered by the Summit Entities or their nominee at any time (whether or not such faults (latent or patent) are disclosed to the Summit Entities by Borrowers) without any further representation or warranty, express or implied, in fact or by law.



          THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK;
                        THE SIGNATURE PAGES FOLLOW

          IN WITNESS WHEREOF, each of the Borrowers, Randall, the
Corporation, CTL Management and each of the Summit Entities have duly executed this Agreement as of the day and year first above written.

                              DESERT VALLEY--204, LTD.,
                              an Oregon limited partnership,


                              By:  /s/ Robert D. Randall
                                   ---------------------------
                                   Name:   Robert D. Randall
                                   Title:  General Partner


                              DESERT SANDS APTS.--148, LTD.,
                              an Oregon limited partnership,


                              By:  /s/ Robert D. Randall
                                   ---------------------------
                                   Name:   Robert D. Randall
                                   Title:  General Partner


                              LOVERIDGE-148, LTD.,
                              an Oregon limited partnership,


                              By:  /s/ Robert D. Randall
                                   ---------------------------
                                   Name:   Robert D. Randall
                                   Title:  General Partner


                              /s/ Robert D. Randall
                              --------------------------------
                              Robert D. Randall

                              Randall Realty Corp.


                              By:  /s/ Robert D. Randall
                                   ---------------------------
                                   Name:  Robert D. Randall
                                   Title: President

                              CTL MANAGEMENT

                              By:  /s/ Darrell K. Johnson
                                   ---------------------------
                                   Name:  Darrel K. Johnson
                                   Title: President


                              SUMMIT TAX EXEMPT L.P. II, a
                                Delaware limited partnership

                              By:  Related Tax Exempt Associates
                                   II, Inc., a general partner


                              By:  /s/ Stuart Boesky
                                   ---------------------------
                                   Name:  Stuart Boesky
                                   Title: Vice-President


                              By:  Prudential-Bache Properties,
                                   Inc., a general partner

                              By:  /s/ Thomas F. Lynch, III
                                   ---------------------------
                                   Name:  Thomas F. Lynch, III
                                   Title: President

                              SUMMIT TAX EXEMPT L.P. III, a
                                 Delaware limited partnership

                              By:  Related Tax Exempt Associates
                                   III, Inc., a general partner


                                   By:  /s/ Stuart Boesky
                                        ---------------------------
                                        Name:  Stuart Boesky
                                        Title: Vice-President


                              By:  Prudential-Bache Properties,
                                   Inc., a general partner

                                   By:  /s/ Thomas F. Lynch, III
                                        ---------------------------
                                        Name:  Thomas F. Lynch, III
                                        Title: President

     The undersigned, being all of the limited partners of Desert
Valley - 204, Ltd., an Oregon limited partnership (the
"Partnership") hereby consent to the execution by the Partnership of this Agreement and the completion of the transactions contemplated hereby.


                                   PACIFIC FRONTIER WOOD MARKETS,
                                   INC.


                                    By: /s/ Robert D. Randall
                                       ------------------------
                                       Name:  Robert D. Randall
                                       Title: President


                                   CSL PROPERTIES, INC.


                                    By: /s/ Robert D. Randall
                                       ------------------------
                                       Name:  Robert D. Randall
                                       Title: President

     The undersigned, being all of the limited partners of Desert
Sands Apts. -- 148, Ltd., an Oregon limited partnership (the
"Partnership") hereby consent to the execution by the Partnership of this Agreement and the completion of the transactions contemplated hereby.


                                   PACIFIC FRONTIER WOOD MARKETS,
                                   INC.



                                    By: /s/ Robert D. Randall
                                       ------------------------
                                       Name:  Robert D. Randall
                                       Title: President


                                   CSL PROPERTIES, INC.


                                    By: /s/ Robert D. Randall
                                       ------------------------
                                       Name:  Robert D. Randall
                                       Title: President

     The undersigned, being the sole limited partner of Loveridge
- 148, Ltd., an Oregon limited partnership (the "Partnership") hereby consents to the execution by the Partnership of this Agreement and the completion of the transactions contemplated hereby.


                                   PACIFIC FRONTIER WOOD MARKETS,
                                   INC.



                                    By: /s/ Robert D. Randall
                                       ------------------------
                                       Name:  Robert D. Randall
                                       Title: President

                                 EXHIBIT A

                  (Description of Desert Valley Property)

                             (To Be Attached)

                                 EXHIBIT B


                  (Description of Desert Sands Property)

                             (To Be Attached)

                                 EXHIBIT C

                    (Description of Loveridge Property)

                             (To Be Attached)

                                SCHEDULE 1

                            (Service Contracts)

           ----------------------------------------------------
                           SETTLEMENT AGREEMENT

                                   among

                        DESERT VALLEY -- 204, LTD.
                     DESERT SANDS APTS. -- 148, LTD.,
                          LOVERIDGE - 148, LTD.,
                           RANDALL REALTY CORP.,
                            ROBERT D. RANDALL,
                              CTL MANAGEMENT

                                    and

                         SUMMIT TAX EXEMPT L.P. II
                      and SUMMIT TAX EXEMPT L.P. III



                         Dated as of July 31, 1995

                                 Premises:

                       LOVERIDGE TERRACE APARTMENTS
                      CONTRA COSTA COUNTY, CALIFORNIA

                          SUNSET CREEK APARTMENTS
                      LOS ANGELES COUNTY, CALIFORNIA

                         SUNSET VILLAGE APARTMENTS
                      LOS ANGELES COUNTY, CALIFORNIA
           ----------------------------------------------------